EVERYDAY GOOD THINKING Full Year 2017 Investor Presentation Exhibit 99

Safe Harbor Statement
This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP).
Refer to Hamilton Beach Brands Holding Company’s reports filed on Forms 8-K (current), 10-Q
(quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to
GAAP. Past performance may not be representative of future results.
Guidance noted in the following slides was effective as of the company’s most recent earnings release and conference call (March 8, 2018). Nothing in this presentation should be construed as reaffirming or disaffirming such guidance.
This presentation is not an offer to sell or a solicitation of offers to buy any of Hamilton Beach Brands
Holding Company’s securities.
On
the
Cover:
Wolf
Gourmet
®
is
a
registered
trademark
of
the
Sub-Zero
Group,
Inc.
CHI
®
is
a
registered
trademark
of
Farouk
Systems, Inc.

Hamilton Beach Brands Holding Company Snapshot
Hamilton Beach Brands Holding Company (NYSE: HBB)
Hamilton Beach Brands Holding Company (“HBBHC”) is a holding company for two separate businesses:
consumer and commercial small appliances (“Hamilton Beach Brands” or “HBB”) and specialty retail
(“The Kitchen Collection” or “KC”)
Hamilton Beach Brands is a leading global designer, marketer and distributor of branded small electric household and specialty housewares appliances, as well as commercial products for restaurants, bars and hotels
The Kitchen Collection is a national specialty retailer of kitchenware in outlet and traditional malls throughout the U.S.
Headquartered in Glen Allen, Virginia
Approximately 1,600 employees at December 31, 2017
12/31/17 Revenues –
$740.7 million
12/31/17 Net Income -
$17.9 million
12/31/17 Adjusted Income –
$22.6 million
(1)
12/31/17 EBITDA –
$43.5 million
(1)
12/31/17 Net Debt –
$40.4 million
_____________________
(1)
EBITDA and Adjusted Income are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. The discussion of non-GAAP measures and the related reconciliations to GAAP measures start on page 29.

Proven Business Model Drives Results
#1 Presence in Key Retail and
Commercial Sales Channels
Trusted, Efficient and
Low-Cost Supply Chain
Global
Platform
Experienced Management Team
Strong Performance and
Return on Capital
Iconic
Brands
Consistent,
Market Leading Innovation

The Innovation Started Over 115 Years Ago! 4

Iconic Brands and Innovative Products
_____________________
*   Wolf Gourmet
®
is a registered trademark of the Sub-Zero Group, Inc.
**  CHI
®
is a registered trademark of Farouk Systems, Inc.
5
Trusted
Proven
Reliable
Innovative
CONSUMER
COMMERCIAL
RETAIL

Company Overview
KEY BUSINESS HIGHLIGHTS
Leading designer, marketer and distributor of branded housewares for retail and commercial applications
Strong brands with leading market share
Hamilton Beach
®
brand ranked #1 small kitchen appliance brand in U.S.
(based on units) in 2017
Strong HBB share in Canada, Mexico and Central America and focused on growing in other international markets
Strong relationships with leading retail and e-commerce customers across diverse channels
100+ year track record of innovation and product line expansion
Broad consumer price point segmentation coverage from value to luxury
Multi-layered growth strategy includes e-commerce leadership, an increase in premium product offerings, continued international expansion, further penetration of commercial markets, expansion into adjacent categories and strategic acquisitions
Highly experienced management team
Strong working capital management and returns on capital
HBBHC
SALES BY
CATEGORY
2017
2017 FINANCIAL HIGHLIGHTS
6
Consumer
76%
Commercial
6%
Retail
(Kitchen
Collection)
18%
United States
77%
International
23%
HBB
SALES BY
GEOGRAPHY
2017

Our Mission
Deliver profitable growth from innovative
solutions that improve everyday living
Our Values
Customer Obsession: Consistently meet or exceed the needs of our internal and external customers
People: Employ and develop the best
Good Thinking: Encourage and cultivate inspired thinking in all areas of our business
Ethics: Honest, ethical behavior –
always
Passion for Quality: Ensure the quality of our products and services is best in class
Embrace Change: There is always a better way. Change is accelerating
Teamwork:
We
help
each
other
to
succeed.
We
communicate
and
move
as
one
Our Environment and Our Community:
We proactively manage our business in a sustainable,
socially and
environmentally responsible manner
Our Core Principles

“Good Thinking” Culture Is A Core Strength
Excellent Work
Environment
Consumer
Focus
Innovation
Testing, Testing,
Testing
Best-in-Class
Logistics
Trusted, Ethical
Work Smart
Quality
At Hamilton Beach,
We Practice
“Good Thinking”

Comprehensive Product Portfolio Coffee Makers Kettles Toasters Irons Slow Cookers Hand Mixers Can Openers Blenders Toaster Ovens Meat Grinders Food Processors 9

Strong Portfolio of Branded Products
_____________________
Source: NPD point of sales data for the 12-month period ending December 2017
(1)
NPD
point
of
sales
data
for
the
12-month
period
ending
June
2017
10
HAMILTON BEACH BRANDS HAS A TOP 3 BRAND SHARE IN 29 OF THE 50 HOUSEWARES CATEGORIES
Breadmaker
Hand Mixer
Single Serve Brewing Systems
Citrus Juicer
Ice Cream/Yogurt Makers
Slow Cooker
Coffee Grinder
Ice
Shavers/Sno
Cone
Makers
Specialty Drink Maker
Coffee Percolator
Irons
Stand Mixer
Coffeemakers
Jar Openers
Tea Makers
Combo Hand/Stand Mixers
Juice Extractor
Toaster
Electric Can Opener
Kitchen System
Toaster Oven
Electric Griddles
Other Blending & Processing
Traditional Blending
Electric Grills
Other Cookers
Traditional Chopper
Electric Kettles
Other Electric Grills/Griddles
Traditional Food Processor
Electric Knives
Other Waffle Iron/Sandwich Maker
Vacuum Sealers
Electric Skillets
Pizza Ovens
Waffle Iron
Espresso Maker
Popcorn Makers
Additional
Categories
-
not
included
in
NPD
Subscription
Food Steamer
Rice Cooker
Air Purifiers
Fryers
Roaster Oven
Compact Refrigerators
Garment Steamers
Sandwich Maker
Microwave Ovens
(1)
Hand Blender
Single Serve Blending & Processing
Odor Eliminators
46
43
39
34
33
27
25
23
20
18
18
Cuisinart
Oster
Bella
Black & Decker
Continental Electric
Dash
KitchenAid
Sunbeam
Toastmaster
Total Product Categories Offered

Consistent Innovation in New Product Development
53
37
49
51
70
58
59
58
50
67
87
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
HBB aggregated data from 37,000 consumers in 2017 to introduce new, research-driven products
HBB generated more than 27% of its revenue in the last
3 years from products that are less than 3 years old
_____________________
(1)
Excludes product introductions from The Kitchen Collection and gadget introductions from Weston.
PRODUCT PLATFORM INTRODUCTIONS (1)
SELECT 2018 PRODUCT INTRODUCTIONS
HBB protects its innovations through a
robust patent renewal process
11
Hamilton Beach
®
Pressure Cooker
Wolf Gourmet
®
Precision Griddle
Proctor Silex
®
Personal Blender
with Glass Jar
Weston
®
Sous Vide Immersion Circulator

SPECIALTY RETAILERS
DEPARTMENT STORES
WAREHOUSE CLUBS
MASS MARKET RETAILERS
E-COMMERCE RETAILERS
Broad Customer Base Across Diverse Channels
HBB
U.S. SALES
BY CHANNEL
2017
HBB Believes it Has the #1 Unit Share of Small Kitchen
Appliances at the Top 2 U.S. E-Commerce Retailers
HBB Has a Diverse Base of 2,500+ Customers
GROCERY STORES
INDEPENDENT RETAILERS
2,000+ Customer
Accounts
HBB
SALES
BY CUSTOMER
2017
SPORT RETAILERS
12
Costco
Sam’s Club
PRICESMART
Bodega Aurrera
Family Dollar
Grupo Exito
Walmart
TARGET
JET
JD.COM
Wayfair
TMALL.COM
Amazon
KOHL’S
Liverpool
BED BATH & BEYOND
El Palacio de Hierro
BEST BUY
Macy’s
Bemol
Harrods
FAST SHOP
Sur la table
WILLIAMS-SONOMA
Academy
SPORT + OUTDOORS
Kroger
Wakefern FOOD CORP
H.E.B
Cabela’s
DICK’S
E-Commerce
25%
Other
75%
29%
10%
4%
3%
3%
2%
2%
2%
2%
1%
40%
Customer 1
Customer 2
Customer 3
Customer 4
Customer 5
Customer 6
Customer 7
Customer 8
Customer 9
Customer 10
Other

Global Infrastructure to Support HBB Objectives
Picton, Ontario
Distribution
Center
Strategically located footprint to efficiently serve customers globally
Markham, Ontario
Canada Sales and
Administration
Headquarters
Bentonville,
Arkansas
Sales Office
Richmond, Virginia
Corporate Headquarters
Sales & Marketing
Engineering
Southern Pines, North
Carolina
Service Center for Customer
Returns; Catalog Distribution
Center; Parts Distribution
Center
Mexico City, Mexico
Mexico Sales and
Administrative
Headquarters
Tultitlan, Mexico
Distribution Center
Jundiai, Sao
Paulo, Brazil
Distribution Center
Sao Paulo, Brazil
Brazil Sales and
Administrative
Headquarters
Geel, Belgium
Distribution Center
Shanghai, China
Sales Office, Engineering,
Quality Assurance
Shanghai, China
Distribution Center
Shenzhen, China
Engineering, Quality
Assurance, Operations,
and Distribution Center
Distribution
Sales
Corporate HQ
Sales and Administrative HQ
Miami, Florida
Sales Office
Olive Branch,
Mississippi
Distribution Office
Seattle,
Washington
Sales Office
Minneapolis,
Minnesota
Sales Office
13
Independence, OH
Sales &
Administration

Tangible Growth Opportunities to Generate Attractive Returns
Long-Term HBB Objectives (excludes KC):
Sales:
Operating Profit Margin:
$750M –
$1B
9% –
10%
14
Adjacent Categories
E-Commerce leadership
Premium Product Offerings
Commercial Product Line Expansion
Strategic Acquisitions
International Market Growth

RECENT ONLINE REVIEWS
Success in Growing E-Commerce Channel
GLOBAL E-COMMERCE FOOTPRINT
Online sales of housewares is the fastest growing segment and accounted for 25% of HBB U.S. sales in 2017
Consumers are more discriminating of products due to their ability to research products online
Consumers are increasingly focused on reviews which take into account brand reputation, product performance and safety
These habits play into HBB’s favor given the positive information available on HBB’s products online
E-commerce rewards brands, innovation and product quality above and beyond traditional brick-and-mortar retail and HBB is leveraging its strengths in these areas to execute its online growth strategy
Continue to drive sales and capture market share with the top global online retailers
Deliver best-in-class communication and promotional strategies to drive conversion
Excel in direct fulfillment business model
Expand brands into new categories to drive incremental sales
Consistently identify / evaluate new online participants to ensure maximum channel presence
_____________________
Source:   Intelligent Eye, which compiled reviews from amazon.com, walmart.com and target.com during 2017.
The Hamilton Beach
®
brand
is the #1 selling small
appliance brand in the U.S.
E-Commerce channel
15
_____________________
(1)
NPD
point
of
sales
data
for
the
12
month
period
ending
December
2017
Brand
Rating
Total Reviews
4.1
252,588
4.0
26,653
Rowenta
4.0
16,521
Cuisinart
4.0
109,157
Oster
4.0
53,217
Magic Bullet
3.9
6,558
Mr. Coffee
3.8
58,704
Black & Decker
3.8
86,335
Delonghi
3.7
12,091
Bella
3.7
17,086
2017 Average Star
(1)

Multi-Initiative Marketing Strategy
HBB delivers over 3.6 billion brand touchpoints annually through its marketing strategy
Advertising
Brand Websites
E-mail Marketing
Influencer Marketing
Everyday
Good Thinking Blog
Facebook
Twitter
Pinterest
Instagram
YouTube
16
Web visits
16,500+ followers
543,000+ followers
18,300+ followers
11,000 followers
2,000 subscribers

Premium Product Market Opportunity
Well-positioned to grow in the premium market
Leverage brand strength, engineering, design capabilities and commercial expertise to expand premium product offering
Expansion
of
Hamilton
Beach
®
Professional
and
Weston
®
brand
product
lines
Robust
roadmap
of
new
product
introductions
from
Wolf
Gourmet
®
through
multi-year
agreement
with
Sub-Zero
Group, Inc.
–
Wolf
is
a
premium
brand
with
a
reputation
of
innovation
and
quality
designed
to
create
the
ultimate
cooking
experience
Introduction
of
CHI
®
branded
garment
care
line,
through
multi-year
licensing
deal
with
Farouk
Systems,
Inc.
–
CHI
is
a
high-quality
hair
products
brand
with
products
that
reflect
education,
the
environment
and
innovation
Expand placements and share in the “Only-the-Best” high-end market with strong brands and product lines

United
States
77%
International
23%
Asia-Pacific
45%
Europe
21%
North
America
24%
Rest of
World
10%
Expand internationally in the emerging Asia and Latin
America markets and continue to expand in Canada and
Mexico
Target to increase HBB international sales to 35% to 45%
of total HBB sales by concentrating on key growth
markets, including China and Brazil
o
Flexible entry model includes establishing a local
team and then working through distributors or
directly with retailers or e-commerce partners
o
Provides an opportunity to grow with existing
customers as they expand into new markets
Invest in resources to identify local consumer needs /
preferences through consumer research / feedback and
introduce new products for specific markets
Leverage strength of brands and innovative products to
expand in new geographies
Commercial division has been present in global markets
for decades, providing a strong platform to build upon
Selective licensing of HBB brands with high-quality
partners in eight countries
International Market Opportunity
_____________________
(1)   Source:
Euromonitor
International.
SMALL
APPLIANCES
RETAIL SALES
BY REGION
2017
(1)
Significant expansion opportunity for international growth
HBB
GEOGRAPHIC
SALES MIX
2017

Commercial Market Opportunity
Opportunity
to
accelerate
growth
in
the
$18
billion
global
commercial
market
(1)
Food service markets benefiting from changing demographics and shift to healthier food options
Increase in onsite food preparation driving demand for commercial appliances
Company’s commercial brand reputation for performance, reliability and differentiated products driving growth
Investing to understand customers’ unmet needs for unique solutions to build a competitive advantage
Opportunity to accelerate growth through the introduction of new product capabilities and categories
Continuing to build distribution capabilities and investing resources to establish presence in international food service market
Increasing penetration of products at global and regional chains
Commercial grade, innovative features, strong
performance and heavy-duty durability
Dependable value, commercially rated, strong
performance and durability
_____________________
(1)
Company estimate.

Expand into New Small Appliance and Adjacent Categories
Pursuing opportunities to grow outside of the small kitchen appliance category
Significant opportunity to expand outside the small kitchen appliances category
Leverage existing infrastructure and channels to introduce adjacent products
E-commerce channel enhances ability to successfully add new products
Introducing new products in both consumer and commercial markets
Compact
Refrigerators
Coffee Airpots
Kitchen Scales
Commercial
Chamber Sealers
Laundry

Acquisition Growth Strategy
Large, global housewares market that is highly fragmented
Competitive market position that gives HBB potential to
increase share / enter new product categories
Opportunity in current consumer space, new consumer
categories or commercial
Strong brand and / or channel presence
International presence / focus with differentiated customer base
E-commerce expands acquisition opportunities, as the platform makes it easier to present new products
Accelerate growth and margins
Highly-accretive when layered into current business model
Meet or exceed return on capital targets
“We are thrilled to welcome the Weston team and their
consumers and vendors to the Hamilton Beach Brands family. Through the combination of the highly talented Weston organization, along with our own dedicated employees, we believe we can achieve significant opportunities for future growth and profitability in line with our strategic initiatives”
-
Greg Trepp
Product expansion opportunity within existing product categories and beyond HBB’s small kitchen and commercial appliance business
ATTRACTIVE MARKETS
TARGET PROFILE
VALUE CREATION
Value Drivers for HBB
—
Incremental access to new consumer
markets such as outdoor enthusiast
and farm-to-table and also retail
channels such as sporting goods
—
Expands distribution capabilities for
existing HBB brands

December 2014

The Kitchen Collection Strategy
210 stores as of December 31, 2017 strategically located primarily in outlet malls across the U.S.
Meet the challenge of a difficult environment and evolve aggressively in a constructive manner, focusing on the outlet mall segment
Outlet malls have a sustainable presence and Kitchen Collection is the leading housewares player in outlet malls
Optimize store portfolio with stores in strong outlet malls in well-positioned locations and exit stores that do not generate acceptable returns
Average lease duration expected to be 12 months or less for 70% of stores by the end of 2018
Focus on comparable store sales growth through:
Enhancing customers’ store experience through improved customer interactions to generate greater average sales transaction size
Working to enhance sales volume and profitability by improving sale closure rates through continued refinement of product offerings, merchandise mix and store displays and appearances
Continued focus on gross margin, profit and cash flow improvement areas
Emphasis on increasing sales of higher-margin products
Maintain inventory efficiency and store inventory controls
Ongoing merchandising improvements through use of highly analytical merchandising skills and disciplined operating controls

Consolidated Financial Overview

REVENUE
Historical Financial Highlights
($ in millions)
$621.0
$605.2
$615.1
2015
2016
2017
EBITDA
$38.0
$46.9
$45.4
2015
2016
2017
$151.0
$144.4
$128.5
2015
2016
2017
_____________________
(1)
EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. The discussion of non-GAAP measures and the related reconciliations to GAAP measures starts on page 29.
(2)
HBBHC financials, net of eliminations.
($ in millions)
$767.9
$745.4
$740.7
2015
2016
2017
$40.3
$48.8
$43.5
2015
2016
2017
% of Revenue:  6.1%                         7.7%                         7.4%
% of Revenue:  1.1%                         1.3%                         (1.5)%
% of Revenue:  5.2%                         6.5%                         5.9%
(2)
24
$1.6
$1.9
$(1.9)
2015
2016
2017
(1)

Capital Structure and Return on Capital
FLEXIBLE CAPITAL STRUCTURE (HBBHC)
19.1%
30.5%
29.7%
2015
2016
2017
ADJUSTED ROTCE (HBB)
_____________________
(1)
Adjusted income, EBITDA, Net Debt, Adjusted Consolidated Equity, and Adjusted ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. The discussion of non-GAAP measures and the related reconciliations to GAAP measures start on page 29. These non-GAAP measures have been adjusted to exclude the impact of the 2017 U.S. tax reform legislation.
(1)
(2)
(2)
(3)
25
(In millions)
2015
2016
2017
Net Income
$19.7
$26.2
$17.9
Adjusted Income
(1)
$19.7
$26.2
$22.6
EBITDA
(1)
$40.3
$48.8
$43.5
Cash and Cash Equivalents
$16.8
$11.3
$10.9
Consolidated Debt
$58.4
$38.7
$51.3
Net Debt
(1)
$41.6
$27.4
$40.4
Consolidated Debt / EBITDA
1.4x
0.8x
1.2x
Net Debt / EBITDA
1.0x
0.6x
0.9x
Adjusted Consolidated Equity
(1)
$82.9
$65.1
$51.1
Debt to Total Capitalization
41.3%
37.3%
50.1%

Company Outlook
KC OUTLOOK
HBB OUTLOOK
U.S. consumer retail market for small kitchen appliances grew modestly in
2017 and is expected to grow modestly in 2018 compared with 2017.
International and commercial markets are expected to continue to grow modestly.
HBB will continue to focus on strengthening its market position with new products across various categories and brands; HBB’s revenues and operating profit expected to increase moderately in 2018 compared with
2017. Increased revenue benefits expected to be partly offset by product cost inflation. 2018 net income expected to increase substantially as a result of lower effective corporate income tax rate.
Longer term, HBB will continue to focus on improving return on sales through scale derived from market growth and strategic initiatives
Declining consumer traffic to physical retail locations and reduced in-store transactions are reducing KC’s target consumers’ spending on housewares in mall locations
KC 2018 revenues expected to decrease compared with 2017, as it continues to prudently close non-performing stores. 2018 operating and net loss expected to be comparable to 2017. Net losses in the first half of 2018 expected to be higher than in prior year and second half of 2018 as a smaller tax benefit will be realized on the seasonally higher first half losses due to a lower effective income tax rate under new Tax Act.
Going forward, KC will aggressively manage its store portfolio with a focus on a defined profitable product line at favorable mall locations; KC has a goal for average lease duration to be 12 months or less for 70% of stores by the end of  2018

Key Investment Highlights
Multi-Layered Growth Strategy
Increase in Premium Product Offerings
Continued International Expansion
Further Penetration of Commercial Markets
Expansion into Adjacent Markets
Complete Accretive Acquisitions
Business Growth will Drive Further Economies of Scale
Strong Core Business Model
Leading Global Market Share in Branded Housewares
Strong Cash Flows and ROTCE
Global Sourcing and Distribution Platform
Broad Customer Base
Comprehensive Product Offering
Experienced Management Team
Iconic Brands Known Globally
Leading Provider to the Growing E-Commerce Market
E-Commerce Leadership

Appendix

Non-GAAP Disclosure
This presentation contains non-GAAP financial measures. Included in this presentation are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. generally accepted accounting principles ("GAAP").
EBITDA is a measure of net income (loss) that differs from financial results measured in accordance with GAAP.
EBITDA, net debt and adjusted return on capital employed in this presentation are provided solely as supplemental non-GAAP disclosures of operating results.
Management believes these non-GAAP financial measures assist investors in understanding the results of operations of Hamilton Beach Brands Holding Company and its subsidiaries.  In addition, management evaluates results using these non-GAAP financial measures.
Hamilton
Beach
Brands
Holding
Company
defines
non-GAAP
measures
as
follows:
EBITDA
is
defined
as
net
income
(loss)
before
income
taxes
plus
net
interest
expense
and
depreciation
and
amortization
expense;
Debt
to
Total
Capitalization
is
defined
as
consolidated
debt
divided
by
consolidated
debt
plus
consolidated
equity;
Net
debt
is
defined
as
total
debt
less
cash
and
cash
equivalents;
and
Adjusted
return
on
capital
employed
is
defined
as
net
income
(loss),
excluding
the
effect
of
the
2017
U.S.
tax
reform
legislation,
before
interest
expense,
after
tax
divided
by
LTM
average
capital
employed.
LTM
average
capital
employed
is
defined
as
LTM
average
equity
plus
LTM
average
debt
less
LTM
average
cash.
For reconciliations from GAAP measurements to non-GAAP measurements see pages 30 to 32.

Non-GAAP EBITDA Reconciliation
($ in millions)
Note: EBITDA is provided solely as a supplemental disclosure. EBITDA does not represent net income, as defined by U.S. GAAP and should not be considered as a substitute for net income, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before income tax provision (benefit), plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.
30
(1)
__________________
(1)
HBBHC financials, net of eliminations.

HBBHC Equity, Net Income and Capitalization Reconciliation
($ in millions)
EQUITY (HBBHC)
NET INCOME (HBBHC)
(1)(2)
_____________________
(1)
Adjusted consolidated equity and Adjusted Income are provided solely as a supplemental disclosure. Adjusted consolidated equity and Adjusted income do not represent stockholders' equity and net income, as defined by U.S.
GAAP and should not be considered as a substitute for total stockholders' equity and net income, respectively. The Company defines Adjusted consolidated equity as total stockholders' equity excluding the impact of the 2017 U.S.
tax reform legislation. The Company defines Adjusted Income as net income excluding the impact of the 2017 U.S. tax reform legislation.
(2)
HBBHC financials, net of eliminations
31
CAPITALIZATION (HBBHC)
(1)(2)
(2)
2015
2016
2017
Consolidated Equity, as reported
$82.9
$65.1
$46.4
U.S. Tax Reform Impact
       -
       -
4.7
Adjusted Consolidated Equity
$82.9
$65.1
$51.1
2015
2016
2017
Net Income, as reported
$19.7
$26.2
$17.9
U.S. Tax Reform Impact
       -
       -
4.7
Adjusted Income
$19.7
$26.2
$22.6
2015
2016
2017
Consolidated Debt
$58.4
$38.7
$51.3
Adjusted Consolidated Equity
(1)
82.9
65.1
51.1
Total Capitalization
$141.3
$103.8
$102.4
Debt to Total Capitalization
41.3%
37.3%
50.1%

HBB ROTCE and Net Income Reconciliation
($ in millions)
ADJUSTED ROTCE (HBB)
(1)
____________________
(1)
Adjusted return on capital employed is provided solely as a supplemental disclosure with respect to income generation, adjusted for the impact of the 2017 U.S. tax reform legislation, because management believes it provides useful information with respect to earnings in a form that is comparable to the Company’s cost of capital employed, which includes both equity and debt securities, net of cash. Return on capital employed is a non-GAAP measure and should not be considered in isolation or as a substitute for a GAAP measure.
(2)
Tax rate of 38% represents the Company’s target marginal tax rate.
(3)
HBB Adjusted Income is provided solely as a supplemental disclosure. HBB Adjusted income does not represent HBB net income, as defined by U.S. GAAP and should not be considered as a substitute for HBB net income.  The
Company defines HBB Adjusted Income as HBB net income excluding the HBB impact of the 2017 U.S. tax reform legislation.
32
NET INCOME (HBB)
(3)
2015
2016
2017
HBB Net Income, as reported
$19.7
$26.6
$21.1
U.S. Tax Reform Impact
       -
       -
4.1
HBB Adjusted Income
$19.7
$26.6
$25.2
2015
Average Equity (12/31/2014 and each of 2015's quarter ends)
$51.5
Average Debt (12/31/2014 and each of 2015's quarter ends)
58.9
Average Cash (12/31/2014 and each of 2015's quarter ends)
(1.4)
Total 2015 average capital employed
$109.0
2015 Net Income, as reported
19.7
Plus: 2015 Interest expense, net
1.8
Less: Income taxes on 2015 interest expense at 38%
(2)
(0.7)
Actual return on capital employed = actual net income before interest expense, net, after tax
20.8
Actual return on capital employed percentage
19.1%
2016
Average Equity (12/31/2015 and each of 2016's quarter ends)
$52.0
Average Debt (12/31/2015 and each of 2016's quarter ends)
40.2
Average Cash (12/31/2015 and each of 2016's quarter ends)
(2.6)
Total 2016 average capital employed
$89.5
2016 Net Income, as reported
26.6
Plus: 2016 Interest expense, net
1.2
Less: Income taxes on 2016 interest expense at 38%
(0.5)
Actual return on capital employed = actual net income before interest expense, net, after tax
27.3
Actual return on capital employed percentage
30.5%
2017
Average Adjusted Equity (12/31/2017, 9/30/2017, 6/30/2017, 3/31/17, 12/31/16)
$38.6
Average Debt (12/31/2017, 9/30/2017, 6/30/2017, 3/31/17, 12/31/16)
52.9
Average Cash (12/31/2017, 9/30/2017, 6/30/2017, 3/31/17, 12/31/16)
(3.2)
Total 2017 average capital employed
$88.3
2017 Adjusted Income
25.2
Plus: 2017 Interest expense, net
1.6
Less: Income taxes on 2017 interest expense at 38%
(2)
(0.6)
Actual return on capital employed = actual adjusted income before interest expense, net, after tax
26.2
Actual return on capital employed percentage
29.7%
(2)